Exhibit 10.2

AMENDMENT TO EMPLOYMENT AGREEMENT

THIS AMENDMENT TO EMPLOYMENT AGREEMENT (this “Amendment”) is made as of May 15, 2005, by and between BRAM GOLDSMITH (“Goldsmith”), on the one hand, and CITY NATIONAL CORPORATION, a Delaware corporation (“CNC”) and CITY NATIONAL BANK, a national banking association (“CNB”), on the other hand.

WHEREAS, the parties have entered into that certain Employment Agreement, dated as of May 15, 2003 (the “Existing Agreement”);

WHEREAS, the initial term of the Existing Agreement commenced on May 15, 2003 and terminates two years thereafter;

WHEREAS, the parties wish to amend the Existing Agreement to extend the term for an additional two years until May 15, 2007 and the Board of Directors of CNB and CNC have approved the extension of the term of the Existing Agreement for an additional two years on the same terms and conditions as the Existing Agreement;

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and promises contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.             All capitalized terms used herein and not otherwise defined herein shall have the meanings set forth in the Existing Agreement.

2.             Section 3 of the Existing Agreement is hereby amended by substituting for the words “commence on May 15, 2003 and terminate two (2) years thereafter” the words “commence on May 15, 2003 and terminate four (4) years thereafter.”

3.             Section 5 of the Existing Agreement is hereby amended by substituting for the words “fiscal years 2003 and 2004,” in the first line, the words “fiscal years 2003, 2004, 2005 and 2006,”.

3.             Except as amended hereby, the Existing Agreement shall remain in full force and effect.

4.             This Amendment shall be governed by, and construed in accordance with, the laws of the State of California.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment to Employment Agreement as of the date first written above.

/s/ Bram Goldsmith
Bram Goldsmith

CITY NATIONAL CORPORATION		CITY NATIONAL BANK

By:	/s/ Christopher Carey	By:	/s/	Christopher Carey
Name: Christopher Carey		Name:		Christopher Carey
Title: EVP and CFO		Title:		EVP and CFO